UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to §240.14a-12

RUSSELL INVESTMENT FUNDS

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INFO AGENT INBOUND CALL FLOW Thank you for calling, my name is < First Name, Last Name >. How many I help you? If the shareholder has an initial inquiry, (i,e, reason for the call, question regarding proposals, etc.) respond briefly to the inquiry and transition into retrieving their information in Proxy01. Do Not put SH on hold while searching. I would be happy to assist you. If calling in to Generic TFN (No specific LCD): May I please have the name of the Fund/Company you are calling regarding? If Campaign is in Proxy01: May I please have your phone number so I can locate your information? Use additional search methods if SH cannot be found If campaign is not in Proxy01 Once Found: Am I speaking with < Shareholder First Name, Last Name > ? Is your mailing address still < Shareholder Street Address > ? If not found by Phone Number: Is there a current phone number we can update for you in our system? This is regarding the investment in the < Investment Name >. Remember to use alternate intro scripting if investment is in a Trust, Custodial, Association/Club, Company Name, 401(K), or Pension Plan. If shareholder is returning a message: The reason we called is because we are information agents retained by < Investment Name > for the upcoming < shareholder meeting / tender offer / etc. >. You should have received a recent mailing, so we were calling regarding the materials that were sent to you. If SH is not returning a message: How may I help you? Answer any job specific inquiries from shareholder Offer to review materials Ask < how SH intends to vote / if SH will tender > Give Board’s recommendations Give SH voting / tender options and ask for questions After questions from SH are satisfied: Thank you for your call. Have a great day / night. If job is loaded in Proxy01: Disposition based on call results INBOUND INFO AGENT CALL FLOW

RUSSELL INVESTMENT FUNDS PROXY WO# 35296- TOUCH-TONE TELEPHONE VOTING SCRIPT ** PROXY CARD **IVR Revision 08/28/2026 WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line.” “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH: “Okay, you’ll be voting your shares in the RUSSELL INVESTMENTS FUNDS. The Board unanimously recommends a vote “FOR” ALL proposals.” IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...” IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…” MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE APPLICABLE PROPOSAL: “PROPOSAL 1, 2: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1;AGAINST Press 2;Or to ABSTAIN Press 3” ORMULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1;AGAINST on ALL HOLDINGS, Press 2; ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.” WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR: “FOR HOLDING 1: To vote FOR Press 1;AGAINST Press 2;Or to ABSTAIN Press 3” “FOR HOLDING 2: To vote FOR Press 1;AGAINST Press 2;Or to ABSTAIN Press 3”, etc to match the fund holdings on the ballot. The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card… “Proposal 3:To vote FOR the nominee, Press 1.To vote WITHHOLD, Press 2. IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE THEY WILL HEAR: “Okay, voting for the nominee” IF THE SHAREHOLDER PRESSES 2, TO VOTE AGAINST FOR THE NOMINEE THEY WILL HEAR: “Okay, voting withhold on the nominee” WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTE, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTE COLLECTED FOR THE PROPOSAL IS HEARD] THEN AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your voting instruction card or meeting notice...” “I’m now going to end this call unless you have another voting instruction card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”

RUSSELL INVESTMENT FUNDS—WO# 35296- TOUCH-TONE TELEPHONE VOTING SCRIPT ** VOTING INSTRUCTION CARD **IVR Revised 08/28/2026 WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-866-298-8476 THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH: “Okay, you’ll be voting your shares in the RUSSELL INVESTMENTS FUNDS. The Board unanimously recommends a vote “FOR” ALL proposals.” IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...” IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin” MATCHING THE SHAREHOLDER’S VOTING CARD, THEY WILL BE PROMPTED TO VOTE ON THE APPLICABLE PROPOSAL: “PROPOSAL 1, 2: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1;AGAINST Press 2;Or to ABSTAIN Press 3” ORMULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1;AGAINST on ALL HOLDINGS, Press 2; ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.” WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR: “FOR HOLDING 1: To vote FOR Press 1;AGAINST Press 2;Or to ABSTAIN Press 3” “FOR HOLDING 2: To vote FOR Press 1;AGAINST Press 2;Or to ABSTAIN Press 3”, etc to match the fund holdings on the ballot. The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card “Proposal 3:To vote FOR the nominee, Press 1.To vote WITHHOLD, Press 2. IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE THEY WILL HEAR: “Okay, voting for the nominee” IF THE SHAREHOLDER PRESSES 2, TO VOTE AGAINST FOR THE NOMINEE THEY WILL HEAR: “Okay, voting withhold on the nominee” WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTE, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTE COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your voting instruction card or meeting notice. I’m now going to end this call unless you have another voting instruction card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”